Exhibit 24(b)(19)

                               BRAZOS MUTUAL FUNDS

                             SECRETARY'S CERTIFICATE



                  The undersigned Secretary of Brazos Mutual Funds (the "Fund"), does hereby certify that the Board of Trustees of the Fund, at a meeting held on December 13, 1996, approved the following resolution:

                           RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Daniel Hockenbrough, Carl M. Rizzo and Audrey C. Talley, each individually, as attorney-in-fact for the purpose of filing documents with the Securities and Exchange Commission, is hereby approved.

                  IN WITNESS WHEREOF, I have set my hand this 13th day of December, 1996.




                               /s/ Tricia Hundley
                                 Tricia Hundley
                                 Secretary






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



                                POWER OF ATTORNEY


         The undersigned hereby appoints each of Daniel Hockenbrough, Carl Rizzo and Audrey Talley as attorney-in-fact and agent, each individually in all capacities, to execute, and to file any of the documents referred to below relating to the registration of Brazos Mutual Funds (the "Fund") as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Fund's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares of the series of the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned hereby executes this Power of Attorney as of this 13th day of December, 1996.



                                              /s/ Daniel Hockenbrough
                                           Name:  Daniel Hockenbrough
                                          Title:  President and Director





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



                                POWER OF ATTORNEY


         The undersigned hereby appoints each of Daniel Hockenbrough, Carl Rizzo and Audrey Talley as attorney-in-fact and agent, each individually in all capacities, to execute, and to file any of the documents referred to below relating to the registration of Brazos Mutual Funds (the "Fund") as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Fund's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares of the series of the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned hereby executes this Power of Attorney as of this 13th day of December, 1996.



                                    /s/ David Reichert
                                  Name: David Reichert
                                 Title: Trustee




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



                                POWER OF ATTORNEY


         The undersigned hereby appoints each of Daniel Hockenbrough, Carl Rizzo and Audrey Talley as attorney-in-fact and agent, each individually in all capacities, to execute, and to file any of the documents referred to below relating to the registration of Brazos Mutual Funds (the "Fund") as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Fund's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares of the series of the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned hereby executes this Power of Attorney as of this 13th day of December, 1996.



                                 /s/ John Massey
                               Name: John Massey
                              Title: Trustee





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